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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) MARCH 30, 2000

                             BLYTH INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware               1-13026             36-2984916
          ---------------        --------------------------------------
          (State or other        (Commission           (IRS Employer
          jurisdiction of         File Number)       Identification No.)
          incorporation)


               100 FIELD POINT ROAD, GREENWICH, CONNECTICUT 06830
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (203) 661-1926

                                 Not Applicable
          ------------   ----------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events

     See Exhibits 99.1 and 99.2 attached hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

          99.1 Press Release regarding dividend.
          99.2 Press Release regarding share repurchase authorization.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLYTH INDUSTRIES, INC.






Date: March 30, 2000                    By: /s/ Bruce D. Kreiger
                                           -------------------------------------
                                        Name: Bruce D. Kreiger
                                        Title: Vice President & General Counsel